Exhibit 10.2

REDEMPTION AGREEMENT
by and among
DIAMOND RESORTS PARENT, LLC,
SILVER ROCK FINANCIAL LLC,
IN — FP1 LLC,
BDIF LLC,
CM — NP LLC,
and
DRP HOLDCO, LLC

Dated as of July 21, 2011

i

ii

EXHIBITS
Exhibits

Exhibit A	Second Amended and Restated Registration Rights Agreement
Exhibit B	Fourth Amended and Restated Operating Agreement
Exhibit C	Fourth Amended and Restated Securityholders Agreement

iii

REDEMPTION AGREEMENT
          This REDEMPTION AGREEMENT (this “Agreement”), dated as of July 21, 2011, is entered into by and among DRP Holdco, LLC, a Delaware limited liability company (“Guggenheim”), Silver Rock Financial LLC, a Delaware limited liability company, IN — FP1 LLC, a Delaware limited liability company, BDIF LLC, a Delaware limited liability company, and CM — NP LLC, a Delaware limited liability company (collectively, the “Silver Rock Entities”), and Diamond Resorts Parent, LLC, a Nevada limited liability company (the “Company”). Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in Article IX below.
          WHEREAS, contemporaneously herewith, the Company is entering into that certain Securities Purchase Agreement, dated as of the date hereof (the “Wellington Agreement”) with The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P. (collectively, “Wellington”), pursuant to which Wellington is purchasing Common Units of the Company (“Common Units”);
          WHEREAS, immediately following the issuance and sale of the Common Units, the Company desires to redeem all of the issued and outstanding Preferred Units of the Company (the “Preferred Units”) as follows: (i) the Company desires to redeem from Guggenheim 1,000 Preferred Units, and Guggenheim desires to sell or contribute such securities to the Company, and (ii) the Company desires to redeem from the Silver Rock Entities an aggregate of 133.33 Preferred Units, and the Silver Rock Entities desire to sell or contribute such securities to the Company, each on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
REDEMPTION OF PREFERRED UNITS
     1.01. Redemption of Preferred Units. Subject to the terms and conditions of this Agreement, including the delivery of the certificates, agreements and other documents set forth in Section 2.02, as of the date hereof:
(a)	the Company hereby redeems from Guggenheim, and Guggenheim hereby sells or contributes to the Company, 1,000 Preferred Units for an aggregate cash purchase price of $96,596,101.59 and 23.746 Common Units of the Company (the “Guggenheim Consideration”).
(b)	the Company hereby redeems from the Silver Rock Entities, and the Silver Rock Entities, individually and not jointly, hereby sell or contribute to the Company, an aggregate of 133.33 Preferred Units for an aggregate cash purchase price of $12,103,528.10 and 2.810 Common Units of the Company (the “Silver Rock Consideration”). The number of Preferred Units sold or contributed by each Silver Rock Entity, the allocation of the Silver Rock Consideration among the Silver Rock Entities and the number of Common Units issued to each Silver Rock entity are each listed on Schedule 1.01(b).
ARTICLE II
CLOSING
     2.01. Closing . The consummation of the transactions contemplated by this Agreement in connection with the redemption of the 1,133.33 Preferred Units (the “Closing”) will take place at the offices of Katten Muchin Rosenman LLP, 525 W. Monroe Street, Suite 1900, Chicago, Illinois (“Katten Muchin”) or such other location as mutually agreed upon by the parties, on the date hereof (the “Closing Date”).
     2.02. Deliveries by the Company to Guggenheim and the Silver Rock Entities at the Closing. At the Closing:
(a)	Guggenheim Consideration. The Company shall deliver to Guggenheim the cash portion of the Guggenheim Consideration, by wire transfer of immediately available funds to the bank account designated by Guggenheim in accordance with the wire transfer instructions set forth on Schedule 2.02(a). The Common Units portion of the Guggenheim Consideration is reflected in the LLC Agreement.

(b)	Silver Rock Consideration. The Company shall deliver to the Silver Rock Entities the cash portion of the Silver Rock Consideration, by wire transfer of immediately available funds to the bank account(s) designated by each Silver Rock Entity in accordance with the wire transfer instructions set forth on Schedule 2.02(b). The Common Units portion of the Silver Rock Consideration is reflected in the LLC Agreement.

(c)	Representations and Covenants. The representations and warranties made by the Company in Article III shall be true and correct.

(d)	Officer’s Certificate. The Company shall have delivered to Guggenheim and each of the Silver Rock Entities copies of each of the following, in each case certified by an officer of the Company to be in full force and effect on the date of the Closing:
(i)	the Company’s Articles of Organization, certified by the Secretary of State of the State of Nevada;

(ii)	a good standing certificate with respect to the Company certified by the Secretary of State of Nevada as of a date not more than thirty (30) days prior to the Closing; and
(iii)	resolutions of the Board of Managers of the Company authorizing the execution, delivery and performance of this Agreement and the Transaction Agreements, and the consummation of the transactions contemplated hereby and thereby, including the redemption of the Preferred Units at the Closing.
(e)	Registration Rights Agreement. The Company, Guggenheim, CDP, 1818 Partners, LLC, the Silver Rock Entities and Wellington shall have executed and delivered the Registration Rights Agreement.
(f)	Securityholders Agreement. The Company, Guggenheim, CDP, 1818 Partners, LLC, the Silver Rock Entities and Wellington shall have executed and delivered the Securityholders Agreement.
(g)	LLC Agreement. The Company, Guggenheim, CDP, 1818 Partners, LLC, the Silver Rock Entities and Wellington shall have executed and delivered the LLC Agreement reflecting, among other things, the issuance and sale of the Common Units to Wellington pursuant to the Wellington Agreement, the redemption of 1,133.33 Preferred Units hereunder and the issuance of the Common Units of the Company as part of the Guggenheim Consideration and Silver Rock Consideration hereunder.
(h)	Wellington Agreement. The Company and Wellington shall have executed and delivered the Wellington Agreement, and the Company shall have issued the Common Units to Wellington pursuant thereto.
     2.03. Deliveries by Guggenheim and the Silver Rock Entities to the Company at the Closing. At the Closing:
(a)	Representations and Covenants. The representations and warranties made by Guggenheim and each of the Silver Rock Entities in Article IV and Article V, as applicable, shall be true and correct.
(b)	Registration Rights Agreement. Guggenheim and each Silver Rock Entity shall have each executed and delivered the Registration Rights Agreement.
(c)	Securityholders Agreement. Guggenheim and each Silver Rock Entity shall have each executed and delivered the Securityholders Agreement.

(d)	LLC Agreement. Guggenheim and each Silver Rock Entity shall have each executed and delivered the LLC Agreement reflecting, among other things, the issuance and sale of the Common Units to Wellington pursuant to the Wellington Agreement, the redemption of 1,133.33 Preferred Units hereunder and the issuance of the Common Units of the Company as part of the Guggenheim Consideration and Silver Rock Consideration hereunder.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
          The Company represents and warrants to Guggenheim and each Silver Rock Entity as of the date hereof, as follows:
     3.01. Organization and Authority. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Nevada. The Company has all requisite power and authority to enter into and perform its obligations under this Agreement, the Transaction Agreements and the other agreements and instruments that the Company is executing and delivering in connection with the transactions contemplated by this Agreement.
     3.02. Authorization; Binding Effect. The execution, delivery and performance by the Company of this Agreement and the Transaction Agreements, and the consummation and performance by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited liability company action of the Company. This Agreement and the Transaction Agreements have been duly executed and delivered at the Closing, constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law). All proceedings or actions required to be taken by the Company relating to the execution and delivery of this Agreement and the Transaction Agreements at the Closing, and to the consummation and performance of the transactions contemplated hereby and thereby have been taken.
     3.03. No Conflicts; No Consents. The execution, delivery or performance of this Agreement or any of the Transaction Agreements, and the consummation by the Company of the transactions contemplated hereby or thereby, and compliance by the Company with the terms and provisions hereof or thereof, will not (i) conflict with the Organizational Documents, or (ii) constitute a violation by the Company of any Law applicable to the Company or its properties or assets. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required by the Company in connection with the execution, delivery and performance of this Agreement and the Transaction Agreements, the consummation by the Company of the transactions contemplated hereby (other than such notifications or filings required under applicable federal or state securities Laws, if any).
     3.04. Brokers or Finders. The Company and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement and will indemnify and hold Guggenheim harmless from any such payment alleged to be due by or through the Company as a result of the action of the Company or its officers or agents.
     3.05. Capitalization of the Company and Title to Units.
(a)	Schedule 3.05 sets forth the equity capitalization of the Company immediately following the Closing.
(b)	Other than as set forth on Schedule 3.05, there are no other holders of equity securities of the Company and no other instruments, rights, warrants or options exercisable for or convertible into equity securities of the Company or containing any profit participation features and there are no other commitments, whether oral or in writing, of any kind, for the issuance, purchase or exchange of, or for any other right to acquire equity securities or options, warrants or other securities of the Company. Other than as set forth in this Agreement, the LLC Agreement, and the Securityholders Agreement, there are no (x) outstanding obligations of the Company (contingent or otherwise) to repurchase or otherwise acquire or retire any equity securities of the Company or any warrants, options or other rights to acquire its equity securities or (y) voting trusts, proxies or other agreements among the unitholders of the Company with respect to the voting or transfer of the Company’s equity securities.
(c)	The Common Units are entitled to the rights, restrictions, privileges and preferences of such securities set forth in the LLC Agreement. After giving effect to this Agreement, the Common Units to be issued to Guggenheim and the Silver Rock Entities hereunder have been duly and validly authorized and issued, and after the consummation of the transactions contemplated by this Agreement, will be fully paid, nonassessable and subject to no preemptive rights or restrictions on transfer other than restrictions on transfer under this Agreement, the Transaction Agreements and applicable federal and state securities laws.
     3.06. Form S-4. The Form S-4 Registration Statement of DRC on file with the U.S. Securities and Exchange Commission (the “Form S-4”), not including the sections of such Form S-4 regarding the 12% Senior Secured Notes exchange offer described therein, complies with applicable securities laws and accurately presents the business, operations and financial condition of the Company in all material respects. Other than the Transaction Agreements, there are no agreements or understandings between Wellington and the Company or its Affiliates.
     3.07. Registration Rights. Except as set forth in the Registration Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any Person or entity with respect to any of the Company’s equity securities.
     3.08. Offering Exemption. Based in part on the representations contained in Article IV and Article V hereof, the issuance of the Common Units of the Company as part of the Guggenheim Consideration and the Silver Rock Consideration hereunder does not violate any federal or state securities laws and will not require registration under the Securities Act or any applicable state securities laws. The Company and its agents will not take any action hereafter that would cause the loss of such exemptions.
     3.09. Real Property Holding Company. The Company does not own any United States real property interest within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.
     3.10. Investment Company Act. The Company is not an “investment company” or an “affiliated person” thereof or an “affiliated person” of any such “affiliated person,” as such terms are defined in the Investment Company Act of 1940, as amended.
     3.11. No Bankruptcy. No order has been made or petition presented for the winding up, insolvency, liquidation or bankruptcy of the Company.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF GUGGENHEIM
          Guggenheim represents and warrants to the Company as of the date hereof, as follows:
     4.01. Organization and Authority. Guggenheim is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Guggenheim has all requisite power and authority to enter into and perform its obligations under this Agreement, the Transaction Agreements to which it is a party and the other agreements and instruments that Guggenheim is executing and delivering in connection with the transactions contemplated by this Agreement.
     4.02. Authorization; Binding Effect. The execution, delivery and performance by Guggenheim of this Agreement and the Transaction Agreements to which it is a party at the Closing, and the consummation and performance by Guggenheim of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited liability company action of Guggenheim. This Agreement and the Transaction Agreements to which it is a party have been duly executed and delivered at the Closing, constitute legal, valid and binding obligations of Guggenheim, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). All proceedings or actions required to be taken by Guggenheim relating to the execution and delivery of this Agreement and the Transaction Agreements to which it is a party, and to the consummation and performance of the transactions contemplated hereby and thereby have been taken.
     4.03. No Conflicts; No Consents. The execution, delivery or performance of this Agreement or any of the Transaction Agreements to which it is a party, and the consummation by Guggenheim of the transactions contemplated hereby or thereby, and compliance by

Guggenheim with the terms and provisions hereof or thereof, will not (i) conflict with Guggenheim’s certificate of formation or limited liability company agreement, or (ii) constitute a violation by Guggenheim of any Law applicable to Guggenheim. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required by Guggenheim in connection with the execution, delivery and performance of this Agreement and the Transaction Agreements to which it is a party, the consummation by Guggenheim of the transactions contemplated hereby (other than such notifications or filings required under applicable federal or state securities laws, if any).
     4.04. Title to Purchased Units. Guggenheim is the beneficial and record owner of the Preferred Units that it is selling pursuant to this Agreement, free and clear of any liens, claims, charges, restrictions, options, preemptive rights, mortgages, hypothecations, assessments, pledges, encumbrances or security interests of any kind or nature whatsoever (collectively, “Liens”) except as may be set forth in the Transaction Agreements. Upon purchase and payment therefore and delivery to the Company in accordance with the terms of this Agreement, the Company will acquire good and valid title to such Preferred Units being redeemed hereunder, free and clear of any Liens whatsoever, subject to any restrictions contained in the Transaction Agreements.
     4.05. Disclosure. Guggenheim has been advised by the Company that the value of the Preferred Units may increase significantly over time. Guggenheim has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the transaction contemplated to be made hereunder. Guggenheim has had an opportunity to review all documents that Guggenheim has requested from the Company, including, without limitation, the Form S-4, and the Company has made available to Guggenheim any additional information which Guggenheim has requested. Guggenheim has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to ask questions of, and receive answers from, the Company and its representatives concerning the business of the Company and all such questions have been answered to the full satisfaction of Guggenheim.
     4.06. Brokers or Finders. Guggenheim and its officers or agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders fees or agents’ commissions or other similar payment in connection with this Agreement and will indemnify and hold the Company harmless from any such payment alleged to be due by or through Guggenheim as a result of the action of Guggenheim or its officers or agents.
     4.07. Accredited Investor; Diligence. Guggenheim is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Guggenheim has been provided with a copy of the Form S-4 and has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management.
     4.08. Investment. Guggenheim is acquiring the Common Units hereunder for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing, syndicating or selling the same.

     4.09. Rule 144. Guggenheim acknowledges that, because they have not been registered under the Securities Act, the Common Units acquired hereunder must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Guggenheim is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.
     4.10. No Public Market. Guggenheim understands that no public market now exists for any of the equity securities issued by the Company and that it is uncertain whether a public market will ever exist for the Common Units.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SILVER ROCK ENTITIES
          Each of the Silver Rock Entities represents and warrants to the Company as of the date hereof, as follows:
     5.01. Organization and Authority. Such Silver Rock Entity is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Such Silver Rock Entity has all requisite power and authority to enter into and perform its obligations under this Agreement, the Transaction Agreements to which it is a party and the other agreements and instruments that such Silver Rock Entity is executing and delivering in connection with the transactions contemplated by this Agreement.
     5.02. Authorization; Binding Effect. The execution, delivery and performance by such Silver Rock Entity of this Agreement and the Transaction Agreements to which it is a party at the Closing, and the consummation and performance by such Silver Rock Entity of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited liability company action of such Silver Rock Entity. This Agreement and the Transaction Agreements to which it is a party have been duly executed and delivered at the Closing, constitute legal, valid and binding obligations of such Silver Rock Entity, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). All proceedings or actions required to be taken by such Silver Rock Entity relating to the execution and delivery of this Agreement and the Transaction Agreements to which it is a party, and to the consummation and performance of the transactions contemplated hereby and thereby have been taken.
     5.03. No Conflicts; No Consents. The execution, delivery or performance of this Agreement or any of the Transaction Agreements to which it is a party, and the consummation by such Silver Rock Entity of the transactions contemplated hereby or thereby, and compliance by such Silver Rock Entity with the terms and provisions hereof or thereof, will not (i) conflict with any Silver Rock Entity’s certificate of formation or limited liability company agreement, or (ii) constitute a violation by any Silver Rock Entity of any Law applicable to such Silver Rock Entity. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required by any Silver Rock Entity in connection with the execution, delivery and performance of this Agreement and the Transaction Agreements to which it is a party, the consummation by such Silver Rock Entity of the transactions contemplated hereby (other than such notifications or filings required under applicable federal or state securities laws, if any).
     5.04. Title to Purchased Units. Such Silver Rock Entity is the beneficial and record owner of the Preferred Units that it is selling pursuant to this Agreement, free and clear of any Liens except as may be set forth in the Transaction Agreements. Upon purchase and payment therefore and delivery to the Company in accordance with the terms of this Agreement, the Company will acquire good and valid title to such Preferred Units being redeemed hereunder, free and clear of any Liens whatsoever, subject to any restrictions contained in the Transaction Agreements.
     5.05. Disclosure. Such Silver Rock Entity has been advised by the Company that the value of the Preferred Units may increase significantly over time. Such Silver Rock Entity has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the transaction contemplated to be made hereunder. Such Silver Rock Entity has had an opportunity to review all documents that such Silver Rock Entity has requested from the Company, including, without limitation, the Form S-4, and the Company has made available to such Silver Rock Entity any additional information which such Silver Rock Entity has requested. Such Silver Rock Entity has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to ask questions of, and receive answers from, the Company and its representatives concerning the business of the Company and all such questions have been answered to the full satisfaction of such Silver Rock Entity.
     5.06. Brokers or Finders. Such Silver Rock Entity and its officers or agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders fees or agents’ commissions or other similar payment in connection with this Agreement and will indemnify and hold the Company harmless from any such payment alleged to be due by or through such Silver Rock Entity as a result of the action of such Silver Rock Entity or its officers or agents.
     5.07. Accredited Investor; Diligence. Such Silver Rock Entity is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Such Silver Rock Entity has been provided with a copy of the Form S-4 and has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management.
     5.08. Investment. Such Silver Rock Entity is acquiring the Common Units hereunder for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing, syndicating or selling the same.
     5.09. Rule 144. Such Silver Rock Entity acknowledges that, because they have not been registered under the Securities Act, the Common Units acquired hereunder must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Silver Rock Entity is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.
     5.10. No Public Market. Such Silver Rock Entity understands that no public market now exists for any of the equity securities issued by the Company and that it is uncertain whether a public market will ever exist for the Common Units.
ARTICLE VI
FURTHER AGREEMENTS OF THE PARTIES
     6.01. Transaction Fees and Expenses. The Company agrees to pay the fees and expenses of Guggenheim, each Silver Rock Entity or their respective Affiliates (including without limitation legal fees and expenses) incurred in connection with the negotiation and preparation of this Agreement, the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby.
     6.02. Consent and Waiver. In connection with the execution and delivery of this Agreement, Guggenheim and each Silver Rock Entity hereby consent to (i) the transactions consummated at the Closing and (ii) the transactions contemplated by the Transaction Agreements. Guggenheim and each Silver Rock Entity hereby irrevocably waive any and all breaches, violations, conflicts, defaults, and events of default under the Registration Rights Agreement (prior to its amendment and restatement in connection with the Closing), the LLC Agreement (prior to its amendment and restatement in connection with the Closing), the Securityholders Agreement (prior to its amendment and restatement in connection with the Closing), and any other agreement between the Company and Guggenheim or any Silver Rock Entity which is in effect as of the date hereof, but only as such breaches, violations, conflicts, defaults, and events of default may occur in connection with the consummation of the transactions at the Closing under the Transaction Agreements.
ARTICLE VII
POST-CLOSING COVENANTS
     7.01. Expenses. Concurrently with the Closing, within five (5) days after demand by Guggenheim or any Silver Rock Entity, the Company will reimburse, as contemplated by Section 6.01 hereof, Guggenheim or such Silver Rock Entity, as applicable, for the fees and expenses incurred by Guggenheim or such Silver Rock Entity, as applicable, in connection with such Closing and the transactions contemplated hereby, which have not been previously paid by the Company.

ARTICLE VIII
SURVIVAL
     8.01. Survival. All of the provisions of this Agreement shall survive the Closing. The representations and warranties of the Company shall not be affected by any knowledge or investigation of Guggenheim or any Silver Rock Entity.
ARTICLE IX
DEFINITIONS
          For the purposes of this Agreement, the following terms have the meanings set forth below:
          “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.
          “Agreement” has the meaning set forth in the Preamble to this Agreement.
          “Articles of Organization” means the Company’s Articles of Organization filed with the Nevada Secretary of State on March 28, 2007.
          “Board” or “Board of Managers” means the Company’s board of managers.
          “CDP” means Cloobeck Diamond Parent, LLC, a Nevada limited liability company.
          “Closing” has the meaning set forth in Section 2.01.
          “Closing Date” has the meaning set forth in Section 2.01.
          “Company” has the meaning set forth in the Preamble to this Agreement.
          “Common Units” has the meaning set forth in the Recitals to this Agreement.
          “DRC” means Diamond Resorts Corporation, a Maryland corporation.
          “Form S-4” has the meaning set forth in Section 3.06.
          “Governmental Authority” means federal, state, county, or local government, political subdivision or governmental, regulatory or administrative authority, body, agency, board, bureau, commission, department, instrumentality, official or court.
          “Guggenheim” has the meaning set forth in the Preamble to this Agreement.
          “Guggenheim Consideration” has the meaning set forth in Section 1.01(a).

          “Katten Muchin” has the meaning set forth in Section 2.01.
          “Law” means any statute, law, code, ordinance, regulation, rule, order, judgment, writ, injunction, act or decree of any Governmental Authority.
          “Lien” has the meaning set forth in Section 4.04.
          “LLC Agreement” means that certain Fourth Amended and Restated Operating Agreement, dated as of the date hereof, by and among the Company, CDP, 1818 Partners, LLC, Guggenheim, the Silver Rock Entities and Wellington, in the form attached hereto as Exhibit A.
          “Organizational Documents” means the Articles of Organization and the LLC Agreement.
          “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
          “Preferred Units” has the meaning set forth in the Recitals to this Agreement.
          “Registration Rights Agreement” means that certain Second Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company, CDP, 1818 Partners, LLC, Guggenheim, the Silver Rock Entities and Wellington, in the form attached hereto as Exhibit B.
          “SEC” means the mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
          “Securityholders Agreement” means that certain Fourth Amended and Restated Securityholders Agreement, dated as of the date hereof, by and among the Company, CDP, 1818 Partners, LLC, Guggenheim, the Silver Rock Entities and Wellington, in the form attached hereto as Exhibit C.
          “Silver Rock Consideration” has the meaning set forth in Section 1.01(b).
          “Transaction Agreements” shall mean the LLC Agreement, the Securityholders Agreement, the Registration Rights Agreement, and the Wellington Agreement.
ARTICLE X
MISCELLANEOUS
     10.01. Entire Agreement. This Agreement and the Transaction Agreements (together with the Schedules and Exhibits hereto and the documents referred to herein and therein) contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for herein, and supersedes any previous agreements, understandings, representations and warranties, whether written or oral, between the parties with respect to those matters.
     10.02. Remedies.
(a)	In the event of any actual or threatened breach of any of the provisions of this Agreement, the parties hereto agree that the non-breaching party may avail itself of any statutory, equitable, or common law remedy.
(b)	Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.
(c)	All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
     10.03. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada, without effect to the principles of conflicts of law thereof.
     10.04. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.
     10.05. Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE OR FEDERAL COURT IN AND FOR NEW YORK COUNTY, BOROUGH OF MANHATTAN, STATE OF NEW YORK AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE FOR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     10.06. Amendment; Waiver. No provision of this Agreement may be amended, waived or modified except by an instrument or instruments in writing signed by all the parties hereto. The failure of any party hereto to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity hereof or any part hereof or the right of any party thereafter to enforce each and every such provision.
     10.07. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by registered mail, return receipt requested, sent by documented overnight delivery service or, to the extent receipt is confirmed, by telecopy to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other parties pursuant to this provision):
To the Company:
Diamond Resorts Parent, LLC
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: Stephen J. Cloobeck and David F. Palmer
Facsimile: (702) 798-8840
with a copy, which shall not constitute notice, to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, IL 60661
Attention: Howard S. Lanznar
Facsimile: (312) 902-1061
To Guggenheim:
DRP Holdco, LLC
135 East 57th Street
6th Floor
New York, NY 10022
Attention: Kaitlin Trinh
Facsimile: (212) 644-8396
with copies, which shall not constitute notice, to:
Guggenheim Partners
100 Wilshire Boulevard — Suite 500
Santa Monica, California 90401
Attention: Zachary D. Warren
Facsimile: (310) 576-1271
and

Guggenheim Investment Management, LLC
135 East 57th Street
New York, New York 10022
Attention: William Hagner
Facsimile: (212) 644-8396
and
Sidley Austin LLP
One South Dearborn Street — Suite 3000
Chicago, Illinois 60603
Attention: Richard Astle
Facsimile: (312) 853-7036
To any Silver Rock Entity:
Silver Rock Financial LLC
1250 Fourth Street
Santa Monica, CA 90401
Attention: General Counsel
Facsimile: (310) 570-4599
with a copy, which shall not constitute notice, to:
Maron & Sandler
1250 Fourth Street
Santa Monica, CA 90401
Attention: David Kyman
Facsimile: (310) 570-4901
     10.08. Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be of no force and effect, but the illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.
     10.09. Assignment and Binding Effect. None of the parties hereto may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the others, except that Guggenheim and each Silver Rock Entity may assign its rights to any Person who purchases all or substantially all of the assets of Guggenheim or such Silver Rock Entity, as applicable, and such Person(s) shall assume the obligations of Guggenheim or such Silver Rock Entity, as applicable, hereunder. All of the terms and provisions of this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective legal successors and permitted assigns of the parties.
     10.10. No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and permitted assigns and they shall not be construed as conferring and are not intended to confer any rights on any other Persons.
     10.11. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, and each party thereto may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. Additionally, to the extent receipt is confirmed, this Agreement may be executed and sent by telecopy with the original to follow by documented overnight delivery service.
     10.12. Interpretation. Article titles, headings to sections and the table of contents are inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation hereof. The Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. As used herein, “include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import, “writing”, “written” and comparable terms refer to printing, typing, lithography and other means of reproducing words in a visible form, references to a Person are also to its successors and permitted assigns, “hereof”, “herein”, “hereunder” and comparable terms refer to the entirety hereof and not to any particular article, section or other subdivision hereof or attachment hereto, references to any gender include references to the plural and vice versa, references to this Agreement or other documents are as amended or supplemented from time to time, references to “Article”, “Section” or another subdivision or to an attachment or “Schedule” are to an article, section or subdivision hereof or an attachment or “Schedule” hereto, references to “generally accepted accounting principles” shall mean generally accepted accounting principles in the United States.
     10.13. Public Announcements. The Company shall not, without the prior written consent and approval of Guggenheim and each Silver Rock Entity, make, allow or cause to be made any public disclosure, whether by press release or otherwise, of investment in the Company by Guggenheim and any Silver Rock Entity, the terms of this Agreement, the Transaction Agreements, or any of the transactions contemplated hereby or thereby; provided, however, that the Company shall be permitted to make such disclosures as required by the SEC in connection with the filing of the Form S-4.

          The parties hereto have executed this Redemption Agreement as of the date first written above.

COMPANY: DIAMOND RESORTS PARENT, LLC a Nevada limited liability company
By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Financial Officer

GUGGENHEIM: DRP HOLDCO, LLC
By:	/s/ Zachary D. Warren
	Name:	Zachary D. Warren
	Title:	Authorized Person
[signature pages continue]
[Signature Page to Redemption Agreement]

SILVER ROCK ENTITIES: SILVER ROCK FINANCIAL LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
	Its:	Authorized Signatory

IN — FP1 LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
	Its:	Authorized Signatory

BDIF LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
	Its:	Authorized Signatory

CM — NP LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
	Its:	Authorized Signatory
[Signature Page to Redemption Agreement]

SCHEDULE 1.01(b)
Preferred Units Sold by each Silver Rock Entity,
Allocation of Silver Rock Consideration and
Common Units Issued to each Silver Rock Entity

	Preferred Units		Common Units
	Redeemed	Cash Purchase Price	Issued
Silver Rock Financial LLC	40.00	$3,631,149.21	.8430
IN-FP1 LLC	33.33	$3,025,655.08	.7026
BDIF LLC	33.33	$3,025,655.08	.7026
CM-NP LLC	26.67	$2,421,068.73	.5620
TOTAL:	133.33	$12,103,528.10	2.810

SCHEDULE 2.02(a)
Guggenheim Wire Instructions
[OMITTED]

SCHEDULE 2.02(b)
Silver Rock Wire Instructions
[OMITTED]

SCHEDULE 3.05
Equity Capitalization of the Company

	Common	Common Percentage
Name of Member	Units	Interest
Cloobeck Diamond Parent, LLC	753.270	54.277%

1818 Partners, LLC	32.711	2.357%

DRP Holdco, LLC	293.050	21.116%

Silver Rock Financial LLC	8.369	0.603%

IN — FP1 LLC	6.978	0.503%

BDIF LLC	6.978	0.503%

CM — NP LLC	5.580	0.402%

Subtotal Silver Rock Entities	27.905	2.011%

The Hartford Growth Opportunities Fund	35.683	2.571%

Hartford Growth Opportunities HLS Fund	20.805	1.499%

Quissett Investors (Bermuda) L.P.	14.240	1.026%

Quissett Partners, L.P.	10.845	0.781%

The Hartford Capital Appreciation Fund	184.937	13.326%

Bay Pond Partners, L.P.	9.466	0.682%

Bay Pond Investors (Bermuda) L.P.	4.918	0.354%

Subtotal Wellington Entities	280.894	20.240%

Total	1,387.830	100.000%